FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 1998


                  Oregon Trail Financial Corp.
                  ----------------------------
     (Exact name of registrant as specified in its charter)

        Oregon                   0-22953           91-1829481
---------------------------     ---------       ------------------
State or other jurisdiction     Commission      (I.R.S. Employer
 of incorporation               File Number     Identification No.)

2055 First Street, Baker City, Oregon                     97814
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number (including area code):  (541) 523-6327

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On March 24, 1998, the Registrant announced that Dan L. Webber resigned as President and Chief Executive Officer of the Registrant and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank ("Pioneer Bank"), effective March 24, 1998 to pursue other business interests. Mr. Webber also resigned as a director of the Registrant (he was not a director of Pioneer Bank). The Registrant also announced that Jerry F. Aldape, Senior Vice President of the Registrant and Pioneer Bank, was appointed to succeed Mr. Webber as President and Chief Executive Officer of the Registrant and Pioneer Bank.

     For further information, reference is made to the Registrant's press release dated March 24, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

       99      Press Release dated March 24, 1998

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                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              OREGON TRAIL FINANCIAL CORP.



DATE:  March 27, 1998          By: /s/Jerry F. Aldape
                                   --------------------------------------
                                   Jerry F. Aldape
                                   President and Chief Executive Officer

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                           Exhibit 99

               Press Release Dated March 24, 1998

                    **FOR IMMEDIATE RELEASE**
                      ---------------------

Contact:
Jerry F. Aldape
President and Chief Executive Officer
(541) 523-6327


                  OREGON TRAIL FINANCIAL CORP.
         NAMES NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER

     (Baker City, Oregon; March 24, 1998). John Gentry, Chairman of the Board of Oregon Trail Financial Corp. (Nasdaq NMS "OTFC") and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank, announced today that Dan L. Webber has resigned as President and Chief Executive of the Company and Pioneer Bank effective March 24, 1998 to pursue other business interests. Mr. Webber also resigned as a director of the Company. He was not a director of Pioneer Bank. Jerry F. Aldape, Senior Vice President of the Company and Pioneer Bank, has been appointed President and Chief Executive Officer of the Company and Pioneer Bank to succeed Mr. Webber.

     "We are extremely grateful to Dan [Webber] for his dedicated leadership and service to the Company and Pioneer Bank. He led Pioneer Bank skillfully through its successful mutual to stock conversion last year. We wish him the best of luck in his future endeavors," said Mr. Gentry.

     Commenting on the Board of Directors decision to name Mr. Aldape as successor to Mr. Webber, Mr. Gentry stated, "As a key member of senior management, Jerry [Aldape] is thoroughly familiar with the operations of the Company and Pioneer Bank and the Board views his appointment as a seamless transition and a continuation of the established operating philosophies, goals and strategies of the Company and Pioneer Bank."

      The Company is the savings and loan holding for Pioneer Bank, which converted from the mutual to stock form of organization effective October 3, 1997. At December 31, 1997, the Company had consolidated total assets of $257 million and stockholders' equity of $66 million.

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